UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  January 7, 2015

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

As previously reported, on December 5, 2014, our wholly owned subsidiary Alta Mesa Eagle, LLC (“AME”) executed a purchase and sale agreement (the “Sale Agreement”) to sell certain oil and natural gas properties located primarily in the Eagle Ford shale play in Karnes County, Texas to ReOil Eagle I, LLC (“ReOil”). On January 7, 2015, AME and ReOil entered into an amendment to the Sale Agreement (the “Amendment”) to extend the date by which ReOil is required to deposit $17.5 million into an escrow account to January 16, 2015 and to extend the scheduled closing date to January 23, 2015. The closing of the sale remains subject to the closing conditions set forth in the Sale Agreement.

The description of the Sale Agreement and the Amendment is a summary only, and is not necessarily complete, and is qualified by the full text of the Sale Agreement filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2014 and the Amendment filed herewith as Exhibit 10.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Title of Document
10.1

Purchase and Sale Agreement dated December 5, 2014 among Alta Mesa Eagle, LLC, ReOil Eagle I, LLC and ReOil, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 10, 2014.).*

10.2	First Amendment to Purchase and Sale Agreement dated effective as of January 7, 2015 among Alta Mesa Eagle, LLC, ReOil Eagle I, LLC and ReOil, LLC.

*	Certain exhibits and schedules have been omitted. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

January 9, 2015	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document
10.1

Purchase and Sale Agreement dated December 5, 2014 among Alta Mesa Eagle, LLC, ReOil Eagle I, LLC and ReOil, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 10, 2014.).*

10.2	First Amendment to Purchase and Sale Agreement dated effective as of January 7, 2015 among Alta Mesa Eagle, LLC, ReOil Eagle I, LLC and ReOil, LLC.

*	Certain exhibits and schedules have been omitted. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request